UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 31, 2005
HMS Holdings Corp.
(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)
401 Park Avenue South, New York, New York 10016
(Address of principal executive offices, zip code)
(212) 725-7965
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

TABLE OF CONTENTS
Item 9.01 Financial Statements and Exhibits
SIGNATURES

EXPLANATORY NOTE
     HMS Holdings Corp. (HMS Holdings or the Company) is filing this Amendment No. 1 to its Current Report on Form 8-K, filed on September 7, 2005 (the original Form 8-K), solely for the purpose of filing Exhibit 99.2. This Form 8-K/A includes this change to Item 9.01 and no other items included in the original Form 8-K have been amended.
Item 9.01. Financial Statements and Exhibits
(b) Pro Forma Financial Information
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR
HMS HOLDINGS CORP.
     On August 31, 2005, HMS Holdings completed the sale of Accordis. The unaudited pro forma consolidated financial information shown below is based on audited and unaudited historical financial statements of HMS Holdings. The unaudited pro forma financial information presented reflects the estimated pro forma effect of the Disposition upon the Company.
     The unaudited pro forma consolidated financial statements are as follows:
•	An unaudited pro forma consolidated balance sheet as of June 30, 2005, giving effect to the Disposition as if it occurred on June 30, 2005.

•	An unaudited pro forma consolidated statement of income for the six months ended June 30, 2005, giving effect to the Disposition as if it had occurred on January 1, 2005.

•	An unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2004, giving effect to the Disposition as if it had occurred on January 1, 2004.
     The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the Disposition. These pro forma adjustments have been made to illustrate the anticipated financial effect of the Disposition upon the Company. The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial statements. The pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in our Annual Report on Form 10-K for the year ended December 31, 2004, and the unaudited financial statements filed in our Quarterly Report on Form 10-Q for the three and six-month periods ended June 30, 2005.
     The unaudited pro forma consolidated financial information presented herein is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the Disposition been completed as of the dates presented. The information is not representative of future results of operations or financial position.

HMS Holdings Corp. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
(In thousands, except share data)
As of June 30, 2005

	As Reported	Business	Pro Forma	Pro Forma
	June 30, 2005	Disposition	Adjustments	June 30, 2005
Assets
Current assets:
Cash and cash equivalents	$4,843	$2,000	$—	$6,843
Short-term investments	28,850	—	—	28,850
Accounts receivable, net	13,992	—	—	13,992
Prepaid expenses and other current assets, including deferred tax assets of $2,173 at June 30, 2005	3,629	—	—	3,629
Current assets of discontinued operations	6,381	(6,381)	—	—

Total current assets	57,695	(4,381)	—	53,314

Property and equipment, net	5,283	—	—	5,283
Goodwill, net	2,382	—	—	2,382
Deferred income taxes, net	6,747	—	—	6,747
Other assets	63	6,000	—	6,063
Noncurrent assets of discontinued operations	3,986	(3,986)	—	—

Total assets	$76,156	$(2,367)	$—	$73,789

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable, accrued expenses and other liabilities	$8,639	$—	$—	$8,639
Current liabilities of discontinued operations	2,304	(1,696)	(608)	—
Retained liabilities of discontinued operations	—	—	608	608

Total current liabilities	10,943	(1,696)	—	9,247

Other liabilities	1,490	—	—	1,490

Total liabilities	12,433	(1,696)	—	10,737

Commitments and contingencies

Shareholders’ equity:
Preferred stock — $.01 par value; 5,000,000 shares authorized; none issued	—	—	—	—
Common stock — $.01 par value; 45,000,000 shares authorized; 21,551,735 shares issued and 19,888,889 shares outstanding at June 30, 2005	216	—	—	216
Capital in excess of par value	78,925	—	—	78,925
Accumulated deficit	(6,021)	(671)	—	(6,692)
Treasury stock, at cost; 1,662,846 at June 30, 2005	(9,397)	—	—	(9,397)

Total shareholders’ equity	63,723	(671)	—	63,052

Total liabilities and shareholders’ equity	$76,156	$(2,367)	$—	$73,789

HMS Holdings Corp. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Balance Sheet
At June 30, 2005
a)	The Disposition reflects the cash proceeds of $2.0 million and the note receivable, which has a face value of $6.0 million and bears interest at 6%.

b)	Pursuant to the Stock Purchase Agreement for the Disposition, if the net accounts receivable or net tangible assets at August 31, 2005 fall below specified levels, the purchase price will be adjusted downward. The final net accounts receivable or net tangible assets adjustment will not be determined until after the closing and was estimated solely for the purposes of this pro forma consolidated balance sheet.

c)	Retained liabilities of discontinued operations primarily consist of liability for severance and certain contingent liabilities not transferred to the buyer and retained by the Company.

HMS Holdings Corp. and Subsidiaries
Unaudited Pro Forma Statement of Income
(In thousands, except per share data)
For the Six Months Ended June 30, 2005

		Business
	As Reported	Disposition		Pro Forma Adjusted
Revenue	$25,361	$1,350	(a)	$26,711

Cost of services:
Compensation	12,122	961	(b)	13,083
Data processing	2,102	258	(b)	2,360
Occupancy	2,132	12	(b)	2,144
Direct project costs	4,365	—		4,365
Other operating costs	3,148	66	(b)	3,214

Total cost of services	23,869	1,297		25,166

Operating income	1,492	53		1,545
Net interest income	448	215	(c)	663

Income from continuing operations before income taxes	1,940	268		2,208
Income taxes	55	8		63

Income from continuing operations	1,885	260		2,145

Discontinued operations:
Income (loss) from operations	(145)	1,257	(d)	1,112

Net income	$1,740	$1,517		$3,257

Basic income per share data:
Income per share from continuing operations	$0.10	$0.01		$0.11
Income (loss) per share from discontinued operations	(0.01)	0.07		0.06

Net income per basic share	$0.09	$0.08		$0.17

Weighted average common shares outstanding, basic	19,679	19,679		19,679

Diluted income per share data:
Income per share from continuing operations	$0.09	$0.01		$0.10
Income (loss) per share from discontinued operations	(0.01)	0.05		0.04

Net income per diluted share	$0.08	$0.06		$0.14

Weighted average common shares outstanding, diluted	22,776	22,776		22,776

HMS Holdings Corp. and Subsidiaries
Notes to Unaudited Pro Forma Statement of Income
For the Six Months Ended June 30, 2005
a)	Reflects the estimated annual revenue associated with the agreement to provide certain data processing costs to Accordis as if the agreement were in place as of January 1, 2005.

b)	Costs previously attributable to discontinued operations that principally relate to providing the services under the data services agreement. Effectively, these costs have been reclassified from discontinued operations to continuing operations.

c)	Interest income on cash proceeds from sale and note receivable from AHC.

d)	Includes $1,297,000 of costs reclassified to continuing operations reduced by a provision for additional alternative minimum tax of approximately $40,000 as if the data services agreement were in effect as of January 1, 2005.

HMS Holdings Corp. and Subsidiaries
Unaudited Pro Forma Statement of Income
(In thousands, except per share data)
For the Year Ended December 31, 2004

		Business
		Disposition	Pro Forma		Pro Forma
	As Reported	(a)	Adjustments		Adjusted
Revenue	$85,193	$(34,742)	$2,700	(b)	$53,151

Cost of services:
Compensation	43,421	(20,359)	1,762	(c)	24,824
Data processing	4,889	(902)	433	(c)	4,420
Occupancy	5,511	(1,353)	18	(c)	4,176
Direct project costs	13,971	(5,427)	—	(c)	8,544
Other operating costs	8,127	(2,550)	178	(c)	5,755
US Attorney investigation costs	1,771	(1,771)	—	(c)	—

Total cost of services	77,690	(32,362)	2,391		47,719

Operating income (loss)	7,503	(2,380)	309		5,432

Net interest income	323	(10)	430	(d)	743

Income (loss) from continuing operations before income taxes	7,826	(2,390)	739		6,175
Income taxes	115	(12)	22		125

Income (loss) from continuing operations	7,711	(2,578)	717		6,050
Income from discontinued operations, net	—	2,378	2,319	(e)	4,697

Net income	$7,711	$—	$3,036		$10,747

Basic income per share data:
Income (loss) per share from continuing operations	$0.40	$(0.12)	$0.04		$0.32
Income per share from discontinued operations	—	0.12	0.12		0.24

Net income per basic share	$0.40	$0.00	$0.16		$0.56

Weighted average common shares outstanding, basic	19,074	19,074	19,074		19,074

Diluted income per share data:
Income (loss) per share from continuing operations	$0.35	$(0.11)	$0.03		$0.27
Income per share from discontinued operations	—	0.11	0.10		0.21

Net income per diluted share	$0.35	$0.00	$0.13		$0.48

Weighted average common shares, diluted	22,275	22,275	22,275		22,275

HMS Holdings Corp. and Subsidiaries
Notes to Unaudited Pro Forma Statement of Income
For the Year Ended December 31, 2004
a)	The business disposition column reflects the reclassification of the results of operations of Accordis as a discontinued operation, consistent with the presentation in the Company’s quarterly filings on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005.

b)	Reflects the estimated annual revenue associated with the agreement to provide certain data processing costs to Accordis as if the agreement were in place as of January 1, 2004.

c)	Costs previously attributable to discontinued operations that principally relate to providing the services under the data services agreement. Effectively, these costs have been reclassified from discontinued operations to continuing operations.

d)	Interest income on cash proceeds from sale and note receivable from AHC.

e)	Includes $2,391,000 of costs reclassified to continuing operations reduced by a provision for additional alternative minimum tax of approximately $72,000 as if the data services agreement were in effect as of January 1, 2004.

(c) Exhibits
**	99.1	Press Release dated September 1, 2005.

*	99.2	Stock Purchase Agreement, dated August 31, 2005 (the “Agreement”), between HMS Holdings Corp., a New York corporation (“Seller”), and Accordis Holding Corp., a New York corporation (“Purchaser”)*

**	99.3	Data Services Agreement, dated August 31, 2005, between HMS Business Services, Inc. (“Vendor”) and Accordis Holding Corp.

**	99.4	Accordis Holding Corp. Subordinated Promissory Note dated August 31, 2005

**	99.5	NON-COMPETE AGREEMENT, dated as of August 31, 2005, among HMS HOLDINGS CORP., a New York corporation (“Seller”), HEALTH MANAGEMENT SYSTEMS, INC., a New York corporation (“HMS”), HMS BUSINESS SERVICES, INC., a New York corporation (“HMSBS” and, together with Seller and HMS, the “Seller Entities”), ACCORDIS HOLDING CORP., a New York corporation (“Purchaser”), and ACCORDIS INC., a New York corporation (“Accordis”).

**	99.6	Sublease Agreement made as of the 31st day of August, 2005 between Health Management Systems, Inc., a New York corporation, having its offices at 401 Park Avenue South, 10th floor, New York, New York 10016 (“Sublandlord”), and Accordis, Inc., a Delaware corporation, having its offices at 401 Park Avenue South, 8th Floor, New York, New York 10016 (“Subtenant”).

**	99.7	TRANSITION SERVICES AGREEMENT, dated August 31, 2005, between HMS BUSINESS SERVICES, INC., a New York corporation (“HMS”), and ACCORDIS INC., a New York corporation (“Accordis”).

**	99.8	SUBCONTRACTING AGREEMENT, made the 31st day of August 2005, by and between Accordis Inc., a New York corporation (“Accordis”), and Reimbursement Services Group Inc. (“RSG”), a New York corporation.

**	99.9	Software License Agreement (“License”), dated as of August 31, 2005 between Accordis, Inc. (“Licensor”) and Health Management Systems, Inc. (“Licensee”)

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. HMS Holdings will furnish copies of any of the schedules to the U.S. Securities and Exchange Commission upon request.
**	Previously filed with the original Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 8, 2005

HMS Holdings Corp.

By: /s/ Robert M. Holster

Robert M. Holster
Chief Executive Officer
(Principal Executive Officer)

By: /s/ Thomas G. Archbold

Thomas G. Archbold
Chief Financial Officer
(Principal Financial Officer and
Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued February 28, 2005

99.2	Stock Purchase Agreement, dated August 31, 2005 (the “Agreement”), between HMS Holdings Corp., a New York corporation (“Seller”), and Accordis Holding Corp., a New York corporation (“Purchaser”).

99.3	Data Services Agreement, dated August 31, 2005, between HMS Business Services, Inc. (“Vendor”) and Accordis Holding Corp.

99.4	Accordis Holding Corp. Subordinated Promissory Note dated August 31, 2005

99.5	NON-COMPETE AGREEMENT, dated as of August 31, 2005, among HMS HOLDINGS CORP., a New York corporation (“Seller”), HEALTH MANAGEMENT SYSTEMS, INC., a New York corporation (“HMS”), HMS BUSINESS SERVICES, INC., a New York corporation (“HMSBS” and, together with Seller and HMS, the “Seller Entities”), ACCORDIS HOLDING CORP., a New York corporation (“Purchaser”), and ACCORDIS INC., a New York corporation (“Accordis”).

99.6	Sublease Agreement made as of the 31st day of August, 2005 between Health Management Systems, Inc., a New York corporation, having its offices at 401 Park Avenue South, 10th floor, New York, New York 10016 (“Sublandlord”), and Accordis, Inc., a Delaware corporation, having its offices at 401 Park Avenue South, 8th Floor, New York, New York 10016 (“Subtenant”).

99.7	TRANSITION SERVICES AGREEMENT, dated August 31, 2005, between HMS BUSINESS SERVICES, INC., a New York corporation (“HMS”), and ACCORDIS INC., a New York corporation (“Accordis”).

99.8	SUBCONTRACTING AGREEMENT, made the 31st day of August 2005, by and between Accordis Inc., a New York corporation (“Accordis”), and Reimbursement Services Group Inc. (“RSG”), a New York corporation.

99.9	Software License Agreement (“License”), dated as of August 31, 2005 between Accordis, Inc. (“Licensor”) and Health Management Systems, Inc. (“Licensee”)